UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of Earliest Event Reported): July 27, 2007

COMMISSION FILE NO.: 000-32885

PEDIATRIC PROSTHETICS, INC.
(Exact Name of Registrant As Specified In Its Charter)

IDAHO	68-0566694
(State Or Other Jurisdiction	(IRS Employer Identification No.)
Of Incorporation)

12926 WILLOW CHASE DRIVE, HOUSTON, TEXAS 77070
(Address Of Principal Executive Offices)

(281) 897-1108
(Issuer Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On or about July 27, 2007 (the "Third Closing"), Pediatric Prosthetics, Inc. (the "Company," "we," and "us") sold an aggregate of $500,000 in Callable Secured Convertible Notes (“Debentures”), to AJW Partners, LLC; AJW Offshore, Ltd.; AJW Qualified Partners, LLC; and New Millennium Capital Partners II, LLC (each a "Purchaser" and collectively the "Purchasers"), which funds were received by us on or about July 31, 2007. The sale of the Debentures represented the third and final tranche of funding in connection with our Securities Purchase Agreement ("Purchase Agreement") entered into with the Purchasers on May 30, 2006, pursuant to which the Purchasers agreed to purchase $1,500,000 in convertible debt financing. Pursuant to the Securities Purchase Agreement, we agreed to sell the investors $1,500,000 in Callable Secured Convertible Notes (the "Debentures"), which were to be payable in three tranches, $600,000 of which was received by the Company on or around May 31, 2006, in connection with the entry into the Securities Purchase Agreement; $400,000 in connection with the filing of a registration statement to register shares of common stock which the Debentures are convertible into, which registration statement was filed with the Commission on February 9, 2007, and which funding was received February 21, 2007; and $500,000 upon the effectiveness of such registration statement, which was declared effective July 20, 2007. In connection with the Purchase Agreement, we also issued the Purchasers warrants to purchase an aggregate of 50,000,000 shares of our common stock at an exercise price of $0.10 per share and in connection with our entry into a Second Waiver of Rights Agreement, we issued the Purchasers an additional 1,000,000 in warrants on identical terms as the warrants issued in connection with the Purchase Agreement (the "Warrants").

The Debentures are convertible into our common stock at a 50% discount to the average of the lowest three trading days which our common stock trades on the market or exchange which it then trades (currently the Over-The-Counter Bulletin Board) over the most recent twenty (20) day trading period, ending one day prior to the date a conversion notice is received (the “Conversion Price”), and bear interest at the rate of six percent (6%) per annum, payable quarterly in arrears, provided that no interest shall be due and payable for any month in which the trading value of our common stock is greater than $0.10375 for each day that our common stock trades. Any amounts not paid under the Debentures when due bear interest at the rate of fifteen percent (15%) per annum until paid.  We have not paid any accrued interest on the Debentures as we have not been requested to pay any such interest by the Purchasers.

Furthermore, the Purchasers have agreed to limit their conversions of the Debentures to no more than the greater of (1) $80,000 per calendar month; or (2) the average daily volume calculated during the ten business days prior to a conversion, per conversion.

Pursuant to the Debentures, the Conversion Price is automatically adjusted if, while the Debentures are outstanding, we issue or sell, any shares of common stock for no consideration or for a consideration per share (before deduction of reasonable expenses or commissions or underwriting discounts or allowances in connection therewith) less than the Conversion Price then in effect, with the consideration paid per share, if any being equal to the new Conversion Price; provided however, that each Purchaser has agreed to not convert any amount of principal or interest into shares of common stock, if, as a result of such conversion, such Purchaser and affiliates of such Purchaser will hold more than 4.99% of our outstanding common stock.

Upon the occurrence of and during the continuance of an Event of Default under the Debentures (as defined and described in the Debentures), the Purchasers can make the Debentures immediately due and payable, and can make us pay the greater of (a) 130% of the total remaining outstanding principal amount of the Debentures, plus accrued and unpaid interest thereunder,  or (b) the total dollar value  of the number of shares of common stock which the funds referenced in section (a) would be convertible into (as calculated in the Debentures), multiplied by the highest closing price for our common stock during the period we are in default. If we fail to pay the Purchasers such amount within five (5) days of the date such amount is due, the Purchasers can require us to pay them in the number of shares of common stock the greater of (a) or (b) is convertible into at the Conversion Rate then in effect.

Pursuant to the Debentures, we have the right, assuming (a) no Event of Default has occurred or is continuing, (b) that we have a sufficient number of authorized but unissued shares of common stock, (c) that our common stock is trading at or below $0.20 per share, and (d) that we are then able to prepay the Debentures as provided in the Debentures, to make an optional prepayment of the outstanding amount of the Debentures equal to 140% of the outstanding amount of the Debentures (plus any accrued an unpaid interest thereunder), after giving ten (10) days written notice to the Purchasers.

Additionally, pursuant to the Debentures, we have the right, in the event the average daily price of our common stock for each day of any month the Debentures are outstanding is below $0.20 per share, to prepay a portion of the outstanding principal amount of the Debentures equal to 101% of the principal amount of the Debentures divided by thirty-six (36) plus one month's interest. Additionally, the Purchasers have agreed in the Debentures not to convert any principal or interest into shares of common stock in the event we exercise such prepayment right.

The $500,000 we received from the Purchasers at the Third Closing, in connection with the sales of the Debentures will be used as follows (all amounts listed are approximate):

Outstanding legal expenses in connection with
our Form SB-2 Registration Statement and periodic filings:	$40,000

Accounting fees and expenses	$40,000

Repayment of shareholder note	$50,000

Supplier expenses	$40,000

Closing costs and finders fees	$20,000

Equipment purchases and capital improvements	$40,000

Marketing expenses and general working capital	$270,000

Total	$500,000

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On or around July 23, 2007, the Purchasers individually provided us notice of their intention to convert an aggregate of $6,352.51 of principal of the May 30, 2006, Debentures into 385,000 shares of our common stock and on or around July 26, 2007, the Purchasers individually provided us notice of their intention to convert an aggregate of $6,352.51 of principal of the May 30, 2006, Debentures into 385,000 shares of our common stock (the “Shares”) based on a Conversion Price as of the date of each of the Notice of Conversions of $0.0165 per share.  We subsequently issued the Purchasers the Shares, which Shares were registered by us on our Form SB-2 Registration Statement declared effective by the Commission on June 20, 2007.  As a result of the conversions, we currently owe an aggregate of $1,487.294.98 to the Purchasers in connection with the principal amount of the outstanding Debentures as of the filing of this report.

On or about July 27, 2007, we sold an aggregate of $500,000 in Callable Secured Convertible Notes, which bear interest at the rate of 6% per annum to the Purchasers in connection with a Securities Purchase Agreement entered into with the Purchasers on May 30, 2006. We claim an exemption from registration provided by Rule 506 of Regulation D for the above issuances.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

10.1(1)	Securities Purchase Agreement

10.2(1)	First Closing - Callable Secured Convertible Note with AJW Offshore, Ltd.

10.3(1)	First Closing - Callable Secured Convertible Note with AJW Partners, LLC

10.4(1)	First Closing - Callable Secured Convertible Note with AJW Qualified Partners, LLC

10.5(1)	First Closing - Callable Secured Convertible Note with New Millennium Capital Partners II, LLC

10.6(1)	Stock Purchase Warrant with AJW Offshore, Ltd.

10.7(1)	Stock Purchase Warrant with AJW Partners, LLC

10.8(1)	Stock Purchase Warrant with AJW Qualified Partners, LLC

10.9(1)	Stock Purchase Warrant with New Millennium Capital Partners II, LLC

10.10(1)	Security Agreement

10.11(1)	Intellectual Property Security Agreement

10.12(1)	Registration Rights Agreement

10.13(2)	Second Closing - Callable Secured Convertible Note with AJW Offshore, Ltd.

10.14(2)	Second Closing - Callable Secured Convertible Note with AJW Partners, LLC

10.15(2)	Second Closing - Callable Secured Convertible Note with AJW Qualified Partners, LLC

10.16(2)	Second Closing - Callable Secured Convertible Note with New Millennium Capital Partners II, LLC

10.17*	Third Closing - Callable Secured Convertible Note with AJW Offshore, Ltd.

10.18*	Third Closing - Callable Secured Convertible Note with AJW Partners, LLC

10.19*	Third Closing - Callable Secured Convertible Note with AJW Qualified Partners, LLC

10.20*	Third Closing - Callable Secured Convertible Note with New Millennium Capital Partners II, LLC

* Attached hereto.

(1) Filed as exhibits to our Form 8-K, filed with the Commission on June 2, 2006, and incorporated herein by reference.

(2) Filed as exhibits to our Form 8-K, filed with the Commission on February 26, 2007, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PEDIATRIC PROSTHETICS, INC.

August 1, 2007

/s/ Kenneth W. Bean
Kenneth W. Bean,
Vice President